UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2015

Frontier Communications Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11001	06-0619596
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 614-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously announced, on February 5, 2015, Frontier Communications Corporation (“Frontier”) entered into a Securities Purchase Agreement to acquire the wireline properties of Verizon Communications Inc. (“Verizon”) in California, Florida and Texas (the “Transaction”). Prior to the closing of the Transaction, Verizon will contribute, to a newly formed entity, the three Verizon subsidiaries that own Verizon’s wireline properties in the three states and conduct its Separate Telephone Operations there; Frontier will acquire that newly formed entity at the closing.

Frontier is filing this Current Report on Form 8-K to present the unaudited interim condensed combined statements of assets, liabilities and parent funding of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas (the “Group” or “VSTO”) as of June 30, 2015 and the related unaudited interim condensed combined statements of income and comprehensive income for the three and six months ended June 30, 2015 and 2014, and cash flows for the six month periods ended June 30, 2015 and 2014, which are filed as Exhibit 99.1 hereto.

Frontier is also filing with this Form 8-K the Group’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the six month periods ended June 30, 2015 and 2014, filed as Exhibit 99.2 hereto, which should be read in conjunction with the financial statements referenced above.

As part of the Transaction, certain assets and liabilities that are included in the Group’s financial statements will not be acquired by Frontier and will be retained by Verizon, and certain other assets and liabilities that are not included in the Group’s financial statements will be acquired by Frontier. This Form 8-K also presents the unaudited pro forma condensed combined financial statements of Frontier, after giving effect to the Transaction, as of and for the six month period ended June 30, 2015 and the unaudited pro forma condensed combined financial statements of Frontier, after giving effect to the Transaction and the Connecticut Acquisition (as defined below), for the year ended December 31, 2014, which are filed as Exhibit 99.3 hereto. These pro forma financial statements assume that the cash consideration for the Transaction will be financed with certain of the proceeds of Frontier’s equity offerings completed in June 2015, which provided approximately $1.8 billion of restricted cash, and our $1.5 billion senior secured delayed-draw term loan facility entered into on August 12, 2015 (the “Term Loan Facility”) with the remainder of the cash consideration to be financed with approximately $6.6 billion in borrowings under Frontier’s currently existing bridge financing commitments at the interest rates contained in such bridge commitments. Frontier does not currently intend to complete the Transaction with any borrowings under such bridge commitments, but instead currently intends to raise the approximately $6.6 billion by completing debt offerings prior to the closing of the Transaction. At this time, however, Frontier can give no assurance that the debt offerings will be successfully completed in a timely fashion or at all, or on terms deemed acceptable to us. Failure to complete one or more such offerings would require Frontier to draw on its bridge commitments, for the applicable amount.

Frontier also is filing with this Form 8-K unaudited quarterly adjusted pro forma condensed combined financial information of Frontier and VSTO, after giving effect to the Transaction, for the three month periods ended March 31, 2015 and June 30, 2015 and for the six months ended June 30, 2015, filed as Exhibits 99.4 and 99.5 hereto, respectively, for informational purposes.

On October 24, 2014, Frontier completed the acquisition of the wireline properties of AT&T Inc. (“AT&T”) in Connecticut, by acquiring all of the issued and outstanding capital stock of The Southern New England Telephone Company and SNET America, Inc. (the “Transferred Companies”) (the “Connecticut Acquisition”). Prior to the closing of the Connecticut Acquisition, (i) AT&T transferred to the Transferred Companies certain assets and caused the Transferred Companies to assume certain liabilities relating to the business to be acquired and (ii) the Transferred Companies transferred to AT&T certain assets, and AT&T assumed certain liabilities of the Transferred Companies, to be retained by AT&T following the closing (the Transferred Companies, after giving effect to such transactions, being referred to as the “Connecticut Operations”).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Unaudited interim condensed combined statements of assets, liabilities and parent funding of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas as of June 30, 2015 and the related unaudited interim condensed combined statements of income and comprehensive income for the three and six months ended June 30, 2015 and 2014, and cash flows for the six month periods ended June 30, 2015 and 2014.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas relating to the unaudited interim condensed combined statements of assets, liabilities and parent funding of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas as of June 30, 2015 and the related unaudited interim condensed combined statements of income and comprehensive income for the three and six months ended June 30, 2015 and 2014, and cash flows for the six month periods ended June 30, 2015 and 2014.

99.3	Unaudited pro forma condensed combined financial information of Frontier, after giving effect to the Transaction, as of and for the six month period ended June 30, 2015 and, after giving effect to the Transaction and the Connecticut Acquisition, for the year ended December 31, 2014.

99.4	Unaudited quarterly adjusted pro forma condensed combined financial information of Frontier, after giving effect to the Transaction, for the three month periods ended March 31, 2015 and June 30, 2015 and for the six months ended June 30, 2015.

99.5	Unaudited quarterly adjusted pro forma condensed combined financial information of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas, after giving effect to the Transaction, for the three month periods ended March 31, 2015 and June 30, 2015 and for the six months ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: September 1, 2015	By:	/s/ John M. Jureller
John M. Jureller
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

99.1	Unaudited interim condensed combined statements of assets, liabilities and parent funding of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas as of June 30, 2015 and the related unaudited interim condensed combined statements of income and comprehensive income for the three and six months ended June 30, 2015 and 2014, and cash flows for the six month periods ended June 30, 2015 and 2014.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas relating to the unaudited interim condensed combined statements of assets, liabilities and parent funding of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas as of June 30, 2015 and the related unaudited interim condensed combined statements of income and comprehensive income for the three and six months ended June 30, 2015 and 2014, and cash flows for the six month periods ended June 30, 2015 and 2014.

99.3	Unaudited pro forma condensed combined financial information of Frontier, after giving effect to the Transaction, as of and for the six month period ended June 30, 2015 and, after giving effect to the Transaction and the Connecticut Acquisition, for the year ended December 31, 2014.

99.4	Unaudited quarterly adjusted pro forma condensed combined financial information of Frontier, after giving effect to the Transaction, for the three month periods ended March 31, 2015 and June 30, 2015 and for the six months ended June 30, 2015.

99.5	Unaudited quarterly adjusted pro forma condensed combined financial information of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas, after giving effect to the Transaction, for the three month periods ended March 31, 2015 and June 30, 2015 and for the six months ended June 30, 2015.